Exhibit 10.11

REAFFIRMATION, CONSENT TO TRANSFER,
SUBSTITUTION OF INDEMNITOR AND MODIFICATION OF LOAN DOCUMENTS

THIS REAFFIRMATION, CONSENT TO TRANSFER, SUBSTITUTION OF INDEMNITOR AND MODIFICATION OF LOAN DOCUMENTS (this “Agreement”) is made and entered into as of November 1, 2007, by and among the following parties:

A.                                   200 SOUTH WACKER PROPERTY LLC, a Delaware limited liability company having an address prior to the date hereof of c/o Beacon Capital Partners, LLC, 200 State Street, 5th Floor, Boston, Massachusetts 02109, and having an address on and after the date hereof of c/o Behringer Harvard Operating Partnership I LP, 15601 Dallas Parkway, Suite 600, Addison, Texas 75001 (“Borrower”);

B.                                     BEACON CAPITAL STRATEGIC PARTNERS IV, L.P., a Delaware limited partnership having an address c/o Beacon Capital Partners, LLC, 200 State Street, 5th Floor, Boston, Massachusetts 02109 (“Original Indemnitor”);

C.                                     BCSP IV U.S. INVESTMENTS, L.P., a Delaware limited partnership having an address c/o Beacon Capital Partners, LLC, 200 State Street, 5th Floor, Boston, Massachusetts 02109 (“Seller”);

D.                                    BEHRINGER HARVARD 200 SOUTH WACKER DRIVE, LLC, a Delaware limited liability company having an address of 15601 Dallas Parkway, Suite 600, Addison, Texas 75001 (“Purchaser”);

E.                                      BEHRINGER HARVARD REIT I, INC., a Maryland corporation having an address of 15601 Dallas Parkway, Suite 600, Addison, Texas 75001 (“Substitute Indemnitor”);

(Purchaser and Substitute Indemnitor are sometimes hereinafter collectively referred to as “Substitute Obligors”);

F.                                      LASALLE BANK NATIONAL ASSOCIATION as Trustee under that certain Pooling and Servicing Agreement dated as of March 13, 2006 (the “PSA”), for the Registered Holders of LB-UBS Commercial Mortgage Trust 2006-C3, Commercial Mortgage Pass-Through Certificates, Series 2006-C3, whose mailing address is c/o Wachovia Bank, National Association, Wachovia Securities, Commercial Real Estate Services, 8739 Research Drive-URP4, Charlotte, North Carolina 28288-1075 (28262-1075 for overnight deliveries), Attn: Portfolio Manager (“Lender”).

RECITALS

1.                                       LEHMAN BROTHERS BANK FSB, a federal stock savings bank (“Original Lender”), pursuant to the Loan Documents (as defined below) made a loan to Borrower in the original principal amount of $95,500,000.00 (the “Loan”). The Loan is evidenced and secured by the following documents executed in favor of Original Lender by Borrower and/or Original Indemnitor (as applicable):

a.                                       Promissory Note dated January 30, 2006, payable by Borrower to Original Lender in the original principal amount of $95,500,000.00 (the “Note”);

b.                                      Mortgage, Assignment of Leases and Rents and Security Agreement of even date with the Note, granted by Borrower to Original Lender, recorded as Document No. 0603119064 in the real estate records of Cook County, Illinois (the “Recorder’s Office”) (the “Mortgage”);

c.                                       Assignment of Leases and Rents of even date with the Note, granted by Borrower to Original Lender, recorded as Document No. 0603119065 in the Recorder’s Office;

d.                                      UCC-1 Financing Statements with Borrower as debtor and Original Lender as secured party, recorded as Document No. 0603416035 in the Recorder’s Office and filed as File No. 60381731 with the Delaware Secretary of State;

e.                                       Guaranty of Recourse Obligations of even date with the Note, granted by Original Indemnitor to Original Lender (the “Indemnity Agreement”);

f.                                         Environmental Indemnity Agreement of even date with the Note, granted by Borrower and Original Indemnitor to Original Lender (the “Environmental Indemnity Agreement”);

g.                                      Loan Agreement of even date with the Note, by and between Borrower and Original Lender (the “Loan Agreement”); and

h.                                      Cash Management Agreement of even date with the Note, by and among Borrower, Original Lender, Wachovia Bank, National Association and BCSP IV Illinois Property Manager LLC (the “Cash Management Agreement”).

The foregoing documents, together with any and all other documents executed by Borrower or Original Indemnitor in connection with the Loan, are collectively referred to as the “Loan Documents.”

2.                                       Original Lender assigned, sold and transferred its interest in the Loan and the Loan Documents to Lender and Lender is the current holder of all of Original Lender’s interest in the Loan and the Loan Documents.

3.                                       Borrower continues to be the owner of fee title to the real property and improvements located thereon and continues to be the owner of all of the property as described in and encumbered by the Mortgage and the Loan Documents (the “Property”).

4.                                       Pursuant to that certain Stock Purchase and Sale Agreement dated as of August 15, 2007, by and between Seller and Behringer Harvard Operating Partnership I LP (as assigned to Purchaser and certain affiliates, and as the same may be amended from time to time, the “Purchase Agreement”), Seller agreed to transfer and sell, and Purchaser agreed to purchase, all of Seller’s ownership interest in BCSP IV Illinois Properties Business Trust, a Maryland business trust (“Original Principal”), the sole member of Borrower (representing, after the redemption of the holders of the preferred stock of Original Principal, 100% of the ownership interests in Original

Principal) (the “Transferred Ownership Interests”) (the transfer contemplated in this Recital 4 is hereinafter referred to as the “Transfer”).

5.                                       The parties acknowledge and agree that Section 4.2.1 and Article VIII of the Loan Agreement require the consent of Lender for the Transfer. Borrower, Original Indemnitor and Substitute Obligors have requested that Lender consent to the Transfer subject to conditions contained in the Loan Agreement, the Loan Documents and this Agreement.

6.                                       Borrower, Original Indemnitor and Substitute Obligors have also requested that Lender consent to the substitution of Substitute Indemnitor as “Indemnitor” and “Guarantor” under the Indemnity Agreement and the Environmental Indemnity Agreement and to the assumption by Substitute Indemnitor of all the obligations of Original Indemnitor under the Indemnity Agreement and the Environmental Indemnity Agreement (the “Substitution”).

7.                                       Substitute Obligors have requested that Lender consent to the merger of Original Principal into Purchaser (the “Merger”).

8.                                       The Transfer, the Substitution and the Merger are collectively referred to as the “Transaction.”

9.                                       The Transfer, the Substitution and the Merger shall occur simultaneously on the date hereof.

10.                                 Lender is willing to consent to the Transaction on and subject to the terms and conditions set forth in this Agreement, in the Loan Agreement and in the Loan Documents.

STATEMENT OF AGREEMENT

In consideration of the mutual covenants and agreements set forth herein, the parties hereto hereby agree as follows:

1.                                       Certain Representations, Warranties and Covenants Regarding the Transfer.

a.                                       Seller hereby represents and warrants to Lender that it is the owner of the Transferred Ownership Interests, that the Transferred Ownership Interests are unencumbered, that contemporaneously with the execution and delivery hereof, the Transferred Ownership Interests are being conveyed and transferred to Purchaser, and that Seller is not obtaining or retaining any security interest or other interest in the Transferred Ownership Interests.

b.                                      Purchaser hereby represents and warrants to Lender, as of the date hereof, that simultaneously with the execution and delivery hereof, Purchaser has purchased from Seller all of the Transferred Ownership Interests, and that Purchaser has not conveyed or granted Seller or any other party any security interest or other interest in the Transferred Ownership Interests.

c.                                       Borrower hereby represents and warrants to Lender that the organizational documents of Borrower, as delivered to Original Lender in connection with the closing of the Loan (the “Borrower Organizational Documents”), have not been modified, amended, altered or changed since the date of the closing of the Loan and prior to the date hereof.

d.                                      Borrower and Purchaser each hereby represent and warrant to Lender that, other than the substitution of Purchaser as the sole member of Borrower by virtue of the Merger and the substitution of Purchaser as the Manager of Borrower, the Transaction will not result in any modification, amendment, alteration or change to the Borrower Organizational Documents except as set forth in the First Amendment to the First Amended and Restated Limited Liability Company Agreement of even date with this Agreement. Purchaser hereby covenants and agrees that it will be bound by the provisions of the Borrower Organizational Documents, as amended. Borrower and Purchaser covenant and agree that Borrower will remain a bankruptcy remote, special purpose entity throughout the term of the Loan in accordance with the terms of the Loan Documents.

2.                                       Representations, Warranties and Covenants of Borrower.

a.                                       Borrower hereby represents and warrants to Lender, as of the date hereof, that:

i.                                          the Mortgage is a valid first lien on the Property for the full unpaid principal amount of the Loan and all other amounts as stated therein;

ii.                                       to its knowledge, there is no Event of Default (as defined in the Loan Agreement) under the provisions of the Note, the Mortgage, the Loan Agreement, the Indemnity Agreement, the Environmental Indemnity Agreement or the other Loan Documents;

iii.                                    to its knowledge, there are no defenses, set-offs or rights of defense, set-off or counterclaim whether legal, equitable or otherwise to the obligations evidenced by or set forth in the Note, the Mortgage, the Loan Agreement, the Indemnity Agreement, the Environmental Indemnity Agreement or the other Loan Documents;

iv.                                   all provisions of the Note, the Mortgage, the Loan Agreement, the Indemnity Agreement, the Environmental Indemnity Agreement and the other Loan Documents are in full force and effect, except as modified herein; and

v.                                      except as permitted by the Loan Documents, there are no subordinate liens of any kind covering or relating to the Property, nor are there any mechanics’ liens or liens for unpaid taxes or assessments encumbering the Property, nor has notice of a lien or notice of intent to file a lien been received.

b.                                      Borrower understands and intends that Lender shall rely on the representations, warranties and covenants contained herein.

3.                                       Representations, Warranties and Covenants of Original Indemnitor.

a.                                       Original Indemnitor hereby represents and warrants to Lender, as of the date hereof, that:

i.                                          to its knowledge, there is no Event of Default (as defined in the Loan Agreement) under the provisions of the Indemnity Agreement or the Environmental Indemnity Agreement;

ii.                                       to its knowledge, there are no defenses, set-offs or rights of defense, set-off or counterclaim whether legal, equitable or otherwise to the obligations evidenced by or set forth in the Indemnity Agreement or the Environmental Indemnity Agreement; and

iii.                                    all provisions of the Indemnity Agreement and the Environmental Indemnity Agreement are in full force and effect, except as modified herein.

b.                                      Original Indemnitor hereby covenants and agrees that from and after the date hereof, Lender may deal solely with Borrower (as newly constituted) and Substitute Obligors in all matters relating to the Loan, the Loan Documents and the Property, and that Lender has no further duty or obligation of any nature relating to the Loan or the Loan Documents to Original Indemnitor.

c.                                       Original Indemnitor understands and intends that Lender shall rely on the representations, warranties and covenants contained in this Section 3.

4.                                       Covenants of Borrower and Substitute Obligors.

a.                                       Borrower and Substitute Obligors, as applicable, hereby covenant as follows:

i.                                          Borrower shall perform all the respective past, present and future obligations contained in the other Loan Documents in accordance with the terms of this Agreement;

ii.                                       Substitute Indemnitor shall perform all the respective present and future obligations contained in the Indemnity Agreement;

iii.                                    Borrower and Substitute Indemnitor shall perform all the respective past, present and future obligations under the Environmental Indemnity Agreement;

iv.                                   Borrower shall continue to pay when and as due all sums due under the Note and the Loan Documents, as modified hereby;

v.                                      Borrower and Substitute Indemnitor, as applicable, shall perform all the respective obligations imposed under the Note, the Mortgage, the Indemnity Agreement, the Environmental Indemnity Agreement and the Loan Documents, all as modified hereby;

vi.                                   Borrower shall not hereafter, without Lender’s prior consent in accordance with the terms of the Loan Documents, further encumber the Property or sell or transfer the Property or any interest therein, except as may be specifically permitted in the other Loan Documents or in this Agreement;

b.                                      Substitute Obligors understand and intend that Lender shall rely on the covenants contained herein.

5.                                       Consent and Reaffirmation of Borrower.

a.                                       Borrower hereby represents and warrants to Lender that it has reviewed the Purchase Agreement, this Agreement and all the documents executed in accordance therewith or herewith. Borrower consents to the Transaction under the terms of the Purchase Agreement and this Agreement. Borrower further covenants and agrees that the Transaction shall not, and shall not be deemed to, impair, limit, abrogate or reduce in any manner or to any extent the liability or obligations of Borrower under the Loan Documents, except as modified herein.

b.                                      Borrower hereby renews, reaffirms, ratifies and confirms the Note, the Mortgage and the other Loan Documents and acknowledges and agrees that the Loan Documents remain in full force and effect without impairment and without modification, except as specifically provided in this Agreement, and that no rights or remedies of Lender under the Loan Documents have been waived.

c.                                       Borrower hereby acknowledges, agrees and warrants that all rights, priorities, titles, liens and equities securing the payment of the Note are expressly recognized as valid and are in all things renewed, continued and preserved in force to secure payment of the Note, except as amended herein.

6.                                       Obligations of Substitute Indemnitor.

a.                                       Substitute Indemnitor shall be obligated and responsible for the performance of each and all of the obligations and agreements of Original Indemnitor under the Environmental Indemnity Agreement, and Substitute Indemnitor shall be liable and responsible for each and all of the liabilities of Original Indemnitor thereunder, as fully and completely as if Substitute Indemnitor had originally executed and delivered the Environmental Indemnity Agreement as the “Indemnitor” or “Guarantor” thereunder including, without limitation, all of those obligations, agreements and liabilities which would have, but for the provisions of this Agreement, been the obligations, agreements and liabilities of Original Indemnitor. Substitute Indemnitor hereby agrees to pay, perform and discharge each and every obligation of payment and performance of Original Indemnitor under, pursuant to and as set forth in the Environmental Indemnity Agreement at the time, in the manner and otherwise in all respects as therein provided.

b.                                      From and after the date of this Agreement, Substitute Indemnitor shall be obligated and responsible for the performance of each and all of the obligations and agreements of Original Indemnitor under the Indemnity Agreement, and Substitute Indemnitor shall be liable and responsible for each and all of the liabilities of Original Indemnitor thereunder, as fully and completely as if Substitute Indemnitor had originally executed and delivered the Indemnity Agreement as the “Indemnitor” or “Guarantor” thereunder including, without limitation, all of those obligations, agreements and liabilities which would have, but for the provisions of this Agreement, been the obligations, agreements and liabilities of Original Indemnitor. From and after the date hereof, Substitute Indemnitor further agrees to abide by and be bound by all of the terms of the Indemnity Agreement having reference to Original Indemnitor, all as though each of the Indemnity Agreement had been made, executed and delivered by Substitute Indemnitor as Original Indemnitor. From and after the date hereof, Substitute Indemnitor hereby agrees to pay, perform and discharge each and every obligation of payment and performance of Original Indemnitor under, pursuant to and as set forth in the Indemnity Agreement at the time, in the manner and otherwise in all respects as therein provided to the extent first arising or accruing on or after the date of this Agreement.

Substitute Indemnitor acknowledges and agrees that, following the Transfer, it will be an affiliate of Borrower and will derive substantial economic benefit from Lender’s agreement to consent to the Transfer and that there is adequate consideration for the Substitution. Substitute Indemnitor acknowledges that Lender would not consent to the Transfer without the agreement of Substitute Indemnitor to execute and deliver this Agreement as substitute indemnitor.

7.                                       Consent to Transfer. Subject to the terms and conditions set forth in this Agreement, Lender consents to the Transfer, subject to the Loan Agreement and the Loan Documents. Lender’s consent to the Transfer shall, however, not constitute its consent to any subsequent transfers of the Property or any interest therein (as defined in the Loan Agreement).

8.                                       Lender Estoppel. Lender hereby represents and warrants to Borrower, Original Indemnitor and Substitute Obligors that, to the “actual knowledge of Lender”:

a.                                       as of the date hereof, no default or Event of Default under the Loan Documents has occurred and is continuing, and

b.                                      no facts or circumstances exist which with the giving of notice and/or the passage of time would constitute an Event of Default.

For purposes of this paragraph, the “actual knowledge of Lender” shall mean the actual knowledge of employees of Wachovia Bank National Association (“Wachovia”) actively involved with the transactions described herein or with the servicing of the Loan without any independent inquiry or investigation. The “actual knowledge of Lender” shall not include knowledge imputed from other Lender Parties (as defined below)or other groups or employees of Wachovia not actively involved in the servicing of the Loan. Lender reserves the right to declare any existing default or Event of Default which is not currently known but which subsequently comes to the attention of Lender.

9.                                       Consent to Substitution and Release of Original Indemnitor. Subject to the terms and conditions set forth in this Agreement, Lender consents to the Substitution. From and after the date of this Agreement, Original Indemnitor shall, with respect only to those matters first arising or accruing on or after the date of this Agreement, be (and is hereby) fully released of its liability under the Indemnity Agreement. Original Indemnitor shall be (and is hereby) fully released of its liability under the Environmental Indemnity Agreement. Substitute Indemnitor shall be substituted, in each and every respect, for Original Indemnitor in lieu of and in place of Original Indemnitor with respect to each and every reference to the “Indemnitor” or “Guarantor” in the Loan Documents including, without limitation, the Indemnity Agreement and Environmental Indemnity Agreement. Original Indemnitor hereby acknowledges and agrees that the release set forth in this Section shall not be construed to release Original Indemnitor from any liability under the Indemnity Agreement for any acts or events occurring or obligations arising prior to the date of this Agreement, whether or not such acts, events or obligations are, as of the date of this Agreement, known or ascertainable.

10.                                 Consent to Merger. Subject to the terms and conditions set forth in this Agreement, and subject to the Loan Agreement and the Loan Documents, Lender consents to the Merger. Lender’s consent to the Merger shall not, however, constitute its consent to any subsequent mergers.

11.                                 Notices to Borrower and Indemnitor. Without amending, modifying or otherwise affecting the provisions of the Loan Documents except as expressly set forth herein, Lender shall, from and after the date of this Agreement, deliver any notices to the “Borrower”, “Indemnitor” or “Guarantor” which are required to be delivered pursuant to the Loan Documents, or are otherwise delivered by Lender at Lender’s sole discretion, to Borrower’s address or Substitute Indemnitor’s address set forth above, as applicable. In addition, all references to the address of the “Borrower” and all references to the address of the “Indemnitor” or “Guarantor” in the Loan Documents are hereby modified to refer to Borrower’s address or Substitute Indemnitor’s address set forth above, as applicable.

12.                                 Release and Covenant Not to Sue. Borrower and Original Indemnitor, on behalf of themselves and their heirs, successors and assigns, hereby release and forever discharge Lender, Original Lender, each of their respective predecessors in interest and successors and assigns, together with any officers, directors, partners, employees, investors, certificate holders and agents (including, without limitation, servicers of the Loan) of each of the foregoing (collectively, “Lender Parties”), from all debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, claims, damages, judgments, executions, actions, inactions, liabilities, demands or causes of action of any nature, at law or in equity, known or unknown (the “Claims”), which Borrower or Original Indemnitor now has by reason of any cause, matter or thing through and including the date hereof arising out of or relating to: (a) the Loan including, without limitation, its funding, administration and servicing; (b) the Loan Documents; (c) the Property; (d) any reserve or escrow balances held by Lender or any servicers of the Loan; and (e) the Transaction. Borrower and Original Indemnitor, on behalf of themselves and their heirs, successors and assigns, covenant and agree never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any of Lender Parties by reason of or in connection with any of the foregoing matters, claims or causes of action. Notwithstanding the foregoing, in the event Lender or any of the other Lender Parties shall make any Claim against Borrower and/or Original Indemnitor with respect to any occurrence, matter, circumstance, or set of facts from which Lender Parties would be otherwise released pursuant to this Section 12, this Section 12 shall not prevent Borrower and/or Original Indemnitor, as applicable, from asserting any defense, affirmative defense, claim and/or counterclaim against the applicable Lender Parties arising from the same occurrence, matter, circumstance, or set of facts.

13.                                 Acknowledgment of Indebtedness. This Agreement recognizes the reduction of the principal amount of the Note and the payment of interest thereon to the extent of payments made by Borrower prior to the date of this Agreement. The parties acknowledge and agree that, as of the date of this Agreement, the unpaid principal balance of the Note is $95,500,000.00 and interest on the Note is paid through and including October 10, 2007. Borrower and Substitute Indemnitor acknowledge and agree that the Loan, as evidenced and secured by the Loan Documents, is a valid and existing indebtedness payable by Borrower to Lender. The parties acknowledge that Lender is holding the following escrow or reserve balances:

Unfunded Tenant Allowance Funds:	$597,610.09

The parties acknowledge and agree that Lender shall continue to hold the escrow and reserve balances for the benefit of Borrower in accordance with the terms of the Loan Documents. Original Indemnitor covenants and agrees that Lender Parties have no further duty or obligation of any nature to Original Indemnitor relating to such escrow or reserve balances. Original Indemnitor hereby releases and forever discharges Lender Parties from any obligations to Original Indemnitor relating to such escrow or reserve balances. Borrower and Substitute Indemnitor acknowledge and agree that the funds listed above constitute all of the reserve and escrow funds currently held by Lender with respect to the Loan and authorize Lender to continue to hold such funds in an account controlled by Lender for the benefit of Lender and Borrower in accordance with the terms and conditions of the Loan Documents.

14.                                 Termination of Limited Guaranty. Lender hereby acknowledges and agrees that the Principal Liability Cap under (and as defined in) that certain Limited Guaranty dated January 30, 2006 executed by Original Indemnitor in favor of Original Lender has been reduced to zero and that said Limited Guaranty has therefore terminated and shall be of no further force or effect and that Original Indemnitor is hereby released from its obligations thereunder.

15.                                 Interest Accrual Rate and Monthly Installment Payment Amount to Remain the Same. The parties acknowledge and agree that the interest rate and the monthly payments set forth in the Note shall remain unchanged. Prior to the occurrence of an Event of Default hereunder or under the Loan Documents, interest shall accrue on the principal balance outstanding from time to time at the interest rate set forth in the Note (which does not include such amounts as may be required to fund the escrow and reserve obligations under the terms of the Loan Documents), and shall continue to be paid in accordance with the terms of the Note.

16.                                 Modifications of the Loan Documents.

a.                                       Section 8.2(b) of the Loan Agreement is hereby deleted in its entirety and restated as follows:

“Notwithstanding Section 8.2(a) or anything else in this Agreement or the other Loan Documents to the contrary, there shall be no limit on the ability of the direct or indirect owners of Borrower (including, without limitation, the direct and indirect owners of Behringer Harvard Operating Partnership I LP, a Texas limited partnership (“Behringer LP”)) to Transfer (including, without limitation, pledge) their direct or indirect interests in Borrower (including, without limitation, direct or indirect interests in Behringer LP) without the consent of or notice to Lender, the Rating Agencies or any other Person provided that if, after giving effect to such pledge or transfer and all prior pledges or transfers, more than forty nine percent (49%) in the aggregate of direct or indirect interests in Borrower are owned by any Person and its Affiliates that owned less than a forty nine percent (49%) direct or indirect interest in Borrower as of November 1, 2007, Lender shall receive a non-consolidation opinion acceptable to the Rating Agencies (or if no Securities are outstanding at the time, acceptable to Lender in its reasonable discretion); provided, further, however, that the following entities may not pledge their direct or indirect interests in Borrower except in connection with a Mezzanine Loan: Behringer Harvard 200 South Wacker Drive, LLC, Behringer Harvard 200 South Wacker Drive Holding Business Trust, and Behringer LP.”

b.                                      Exhibit A to the Cash Management Agreement is hereby deleted in its entirety and replaced with the Exhibit A attached hereto.

c.                                       Exhibit B to the Cash Management Agreement is hereby deleted in its entirety and replaced with the Exhibit B attached hereto.

17.                                 No Other Modifications of the Loan Documents. Except as specifically provided for herein, the parties acknowledge and agree that the Transaction will not result in any modifications to the Loan Documents.

18.                                 Conditions. This Agreement shall be of no force and effect until each of the following conditions has been met to the complete satisfaction of Lender:

a.                                       Fees and Expenses. Borrower shall pay, or cause to be paid (i) all costs and expenses incident to the preparation and execution hereof and the consummation of the transactions contemplated hereby, including reasonable legal fees of Lender’s counsel, and (ii) the next regularly scheduled monthly payment due under the Loan, and the other fees and expenses outlined in the beneficiary statement distributed to the parties by Lender.

b.                                      Other Conditions. Satisfaction of all requirements under the Loan Documents for this transaction as determined by Lender and Lender’s counsel in their reasonable discretion.

19.                                 Default.

a.                                       Breach. Any breach by Borrower, Original Indemnitor or Substitute Obligors of the representations and warranties contained herein shall constitute an Event of Default, subject to cure rights prescribed for similar Events of Default in the Loan Documents.

b.                                      Failure to Comply. Any failure by Borrower, Original Indemnitor or Substitute Obligors to fulfill any one of the conditions set forth in this Agreement shall constitute a default under this Agreement and an Event of Default, subject to cure rights prescribed for similar Events of Default in the Loan Documents.

20.                                 Additional Representations, Warranties and Covenants of Borrower and Substitute Obligors. As a condition of this Agreement, Borrower and Substitute Obligors, as applicable, represent and warrant to Lender, as of the date hereof, as follows:

a.                                       Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and is authorized to transact business and in good standing in the State of Illinois. Borrower has full power and authority to enter into and carry out the terms of this Agreement and to continue to carry out the terms of the Loan Documents.

b.                                      Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. Purchaser has full power and authority to enter into and carry out the terms of this Agreement and to own the membership interests in Borrower.

c.                                       Substitute Indemnitor is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland. Substitute Indemnitor has full power and authority to enter into this Agreement, to become obligated for the obligations of Original Indemnitor under the Indemnity Agreement and the Environmental Indemnity Agreement, and to carry out the terms of the Indemnity Agreement and the Environmental Indemnity Agreement.

d.                                      This Agreement constitutes the legal, valid and binding obligations of Borrower and Substitute Obligors enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Neither the entry into nor the performance of and compliance with this Agreement has resulted or will result in any violation of, or a conflict with or a default under, any judgment, decree, order, mortgage, indenture, contract, agreement or lease by which Borrower or Substitute Obligors or any property of Borrower or Substitute Obligors are bound, or any statute, rule or regulation applicable to Borrower or Substitute Obligors.

e.                                       There is no action, proceeding or investigation pending or, to the best of Borrower and Substitute Obligors’ knowledge, threatened which questions, directly or indirectly, the validity or enforceability of this Agreement or the Loan Documents.

f.                                         Borrower hereby represents and warrants to Lender that Borrower will not permit the transfer of any interest in Borrower to any person or entity (or any beneficial owner of such entity) who is listed on the specifically Designated Nationals and Blocked Persons List maintained by the Office of Foreign Asset Control, Department of the Treasury pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) or any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of Office of Foreign Asset Control, Department of the Treasury or pursuant to any other applicable Executive Orders (such lists are collectively referred to as the “OFAC Lists”). Borrower will not knowingly enter into a lease with any party who is listed on the OFAC Lists. Borrower shall immediately notify Lender if Borrower has knowledge that any member or beneficial owner of Borrower is listed on the OFAC Lists or is (A) indicted on or (B) arraigned and held over on charges involving money laundering or predicate crimes to money laundering. Borrower shall immediately notify Lender if Borrower knows that any tenant is listed on the OFAC Lists or (A) is convicted on, (B) pleads nolo contendere to, (C) is indicted on, or (D) is arraigned and held over on charges involving money laundering or predicate crimes to money laundering. Borrower further represents and warrants to Lender that Borrower is currently not on the OFAC list.

g.                                      No representation or warranty of Borrower or Substitute Obligors made in this Agreement contains any untrue statement of material fact or omits to state a material fact known to Borrower or Substitute Obligors and necessary in order to make such representations and warranties not misleading in light of the circumstances under which they are made.

Any breach of Borrower or Substitute Obligors of any of the representations and warranties shall constitute an Event of Default under the Loan Agreement and the Loan Documents.

21.                                 Additional Representations and Warranties of Seller. As a condition of this Agreement, Seller represents and warrants to Lender only (and not to any other party to the Agreement or any other person or entity) as follows:

a.                                       Seller is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware. Seller has full power and authority to enter into and carry out the terms of this Agreement and to carry out the Transfer.

b.                                      This Agreement, the Purchase Agreement and all other documents executed by Seller in connection therewith and herewith constitute legal, valid and binding obligations of Seller enforceable against Seller in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Neither the entry into nor the performance of and compliance with this Agreement, the Purchase Agreement or the other documents executed by Seller in connection therewith or herewith has resulted or will result in any violation of, or a conflict with or a default under, any judgment, decree, order, mortgage, indenture, contract, agreement or lease by which Seller or any property of Seller is bound, or any statute, rule or regulation applicable to Seller.

c.                                       No representation or warranty of Seller made in this Agreement contains any untrue statement of material fact or omits to state a material fact known to Seller and necessary in order to make such representations and warranties not misleading in light of the circumstances under which they are made.

22.                                 Additional Representations and Warranties of Original Indemnitor. As a condition of this Agreement, Original Indemnitor represents and warrants to Lender only (and not to any other party to the Agreement or any other person or entity) as follows:

a.                                       Original Indemnitor is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware, and is authorized to execute this Agreement.

b.                                      This Agreement constitutes the legal, valid and binding obligation of Original Indemnitor enforceable against Original Indemnitor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Neither the entry into nor the performance of and compliance with this Agreement has resulted or will result in any violation of, or a conflict with or a default under, any judgment, decree, order, mortgage, indenture, contract, agreement or lease by which Original Indemnitor or any property of Original Indemnitor is bound, or any statute, rule or regulation applicable to Original Indemnitor.

c.                                       No representation or warranty of Original Indemnitor made in this Agreement contains any untrue statement of material fact or omits to state a material fact known to Original Indemnitor and necessary in order to make such representations and warranties not misleading in light of the circumstances under which they are made.

23.                                 No Further Consents. Borrower and Substitute Obligors acknowledge and agree that Lender’s consent herein contained is expressly limited to the Transaction as herein described, that such consents shall not waive or render unnecessary Lender’s consent or approval of any subsequent sale, conveyance, assignment or transfer of the Property or any interest therein (as defined in the Loan Agreement), or any future substitution of indemnitor, and Borrower, Substitute Obligors and Lender acknowledge and agree that Section 4.2.1 and Article VIII of the Loan Agreement shall continue in full force and effect, as modified in this Agreement.

24.                                 Incorporation of Recitals. Each of the Recitals set forth above in this Agreement are incorporated herein and made a part hereof.

25.                                 Property Remains as Security for Lender. All of the “Property” as described and defined in the Mortgage shall remain in all respects subject to the lien, charge or encumbrance of the Mortgage, and, except as set forth herein, nothing herein contained and nothing done pursuant hereto shall affect or be construed to release or affect the liability of any party or parties who may now or hereafter be liable under or on account of the Note or the Mortgage, nor shall anything herein contained or done in pursuance hereof affect or be construed to affect any other security for the Note, if any, held by Lender.

26.                                 No Waiver by Lender. Nothing contained herein shall be deemed a waiver of any of Lender’s rights or remedies under the Loan Agreement, the Note, the Mortgage, the Loan Documents or applicable law.

27.                                 Captions. The headings to the Sections of this Agreement have been inserted for convenience of reference only and shall in no way modify or restrict any provisions hereof or be used to construe any such provisions.

28.                                 Partial Invalidity. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement.

29.                                 Entire Agreement. This Agreement and the documents contemplated to be executed herewith constitutes the entire agreement among the parties hereto with respect to the Transaction and shall not be amended unless such amendment is in writing and executed by each of the parties. This Agreement supersedes all prior negotiations regarding the subject matter hereof. This Agreement may not be amended, revised, waived, discharged, released or terminated orally, but only by a written instrument or instruments executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.

30.                                 Binding Effect. This Agreement and the documents contemplated to be executed in connection herewith shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the foregoing provisions of this Section shall not be deemed to be a consent by Lender to any further sale, conveyance, assignment or transfer of the Property or any interest therein (as defined in the Loan Agreement), except to the extent permitted in the Loan Documents or herein.

31.                                 Multiple Counterparts. This Agreement may be executed in multiple counterparts, each of which will be an original, but all of which, taken together, will constitute one and the same Agreement.

32.                                 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

33.                                 Effective Date. This Agreement shall be effective as of the date of its execution by the parties hereto and thereupon is incorporated into the terms of the Loan Documents.

34.                                 Time of Essence. Time is of the essence with respect to all provisions of this Agreement.

35.                                 Cumulative Remedies. All remedies contained in this Agreement are cumulative and Lender shall also have all other remedies provided at law and in equity or in the Loan Agreement and the Loan Documents. Such remedies may be pursued separately, successively or concurrently at the sole subjective direction of Lender and may be exercised in any order and as often as occasion therefor shall arise.

36.                                 Construction. Each party hereto acknowledges that it has participated in the negotiation of this Agreement and that no provision shall be construed against or interpreted to the disadvantage of any party. Each of the parties has had sufficient time to review this Agreement, have been represented by legal counsel at all times, have entered into this Agreement voluntarily and without fraud, duress, undue influence or coercion of any kind. No representations or warranties have been made by Lender to any party except as set forth in this Agreement.

37.                                 Non-Recourse. The provisions of Section 11.22 of the Loan Agreement shall apply to the representations, warranties, covenants and obligations of Borrower set forth in this Agreement and such provisions are incorporated herein by reference.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date first aforesaid.

BORROWER:

200 SOUTH WACKER PROPERTY LLC, a Delaware limited liability company

By:	Behringer Harvard 200 South Wacker Drive, LLC, a Delaware limited liability company, Manager

By:
Name:
Title:

[SIGNATURES CONTINUE ON NEXT PAGE]

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ORIGINAL INDEMNITOR:

BEACON CAPITAL STRATEGIC PARTNERS IV, L.P., a Delaware limited partnership

By:	BCP Strategic Partners IV, L.P., a Delaware limited partnership, General Partner

	By:	BCP Strategic Partners IV GP, LLC, a Delaware limited liability company, General Partner

		By:	Beacon Capital Partners, LLC, a Delaware limited liability company, Sole Member

By:
Name: Nancy J. Broderick
Title: Managing Director

[SIGNATURES CONTINUE ON NEXT PAGE]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

SELLER:

BCSP IV U.S. INVESTMENTS, L.P., a Delaware limited partnership

By:	BCSP REIT IV, Inc., a Maryland corporation, General Partner

By:
Name: Nancy J. Broderick
Title: Managing Director

[SIGNATURES CONTINUE ON NEXT PAGE]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

PURCHASER:

BEHRINGER HARVARD 200 SOUTH WACKER DRIVE, LLC, a Delaware limited liability company

By:
Name:
Title:

[SIGNATURES CONTINUE ON NEXT PAGE]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

SUBSTITUTE INDEMNITOR:

BEHRINGER HARVARD REIT I, INC., a Maryland corporation

By:
Name:
Title:

[SIGNATURES CONTINUE ON NEXT PAGE]

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LENDER:

LASALLE BANK NATIONAL ASSOCIATION as Trustee under the PSA for the Registered Holders of LB-UBS Commercial Mortgage Trust 2006-C3, Commercial Mortgage Pass-Through Certificates, Series 2006-C3

By:	Wachovia Bank, National Association, as Master Servicer under the PSA

By:
Name:
Title:

EXHIBIT A

Borrower Account

Bank:                                                                             Bank of America

ABA No.:                                                      026009593
Account Name:                        200 South Wacker Property LLC (disb)
Account No.:                                   488-011-001-720

EXHIBIT B

Form of Tenant Direction Letter

200 South Wacker Property LLC
c/o Behringer Harvard Operating Partnership I LP
15601 Dallas Parkway, Suite 600
Addison, Texas 75001

As of November    , 2007

To:                             All Tenants
                                               200 South Wacker Drive
                                               Chicago, Illinois [               ]

Re:                     Your lease (the “Lease”) at that certain property at the above address and commonly known as 200 South Wacker Drive, Chicago, Illinois (the “Property”)

Ladies and Gentlemen:

This letter shall constitute notice to you that the undersigned has granted a security interest in the captioned lease and all rents, additional rent and all other monetary obligations to landlord thereunder (collectively, “Rent”) in favor of LASALLE BANK NATIONAL ASSOCIATION as Trustee under that certain Pooling and Servicing Agreement dated as of March 13, 2006 (the “PSA”), for the Registered Holders of LB-UBS Commercial Mortgage Trust 2006-C3, Commercial Mortgage Pass-Through Certificates, Series 2006-C3 (“Lender”) to secure certain of undersigned’s obligations to Lender. The undersigned hereby instructs and authorizes you to disregard any and all previous notices sent to you in connection with Rent and hereafter to deliver all Rent to the following address:

By Wire:

Bank: Bank of America

ABA #: 026009593

Beneficiary A/C: 488-011-001-487

Beneficiary Name: 200 S. Wacker Property LLC

By Mail:

200 South Wacker Property LLC

14106 Collections Center Drive

Chicago, IL  60693

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The instructions set forth herein are irrevocable and are not subject to modification in any manner, except that Lender, or any successor lender so identified by Lender, may by written notice to you rescind the instructions contained herein.

Sincerely,

200 SOUTH WACKER PROPERTY LLC, a Delaware limited liability company

By:	Behringer Harvard 200 South Wacker Drive, LLC, a Delaware limited liability company, Manager

By:
Name:
Title: